                                                              Execution Version

                               SECURITY AGREEMENT

         This Security  Agreement  dated as of the 19th day of June,  2007 (this
"Security  Agreement"),  by and between NEDAK Ethanol,  LLC, a Nebraska  limited liability  company,  having an address of 87590  Hillcrest  Road - P.O. Box 391,
Atkinson,  Nebraska  68713  ("Pledgor")  and  Arbor  Bank,  a  Nebraska  banking corporation ("Pledgee").

                                    RECITALS:

         WHEREAS,  Pledgee  made a loan to  Pledgor  in the  original  principal amount of $6,864,000.00 (the "Loan"), pursuant to that certain Loan Agreement of even date  herewith by and between  Pledgee and Pledgor (the "Loan  Agreement");
and

         WHEREAS,  the Loan will be disbursed to Pledgor in one or more advances and is  evidenced by that certain  Promissory  Note dated of even date  herewith from Pledgor to Pledgee ("Note"); and

         WHEREAS,  in order to  induce  Pledgee  to make the  Loan,  Pledgor  is willing  to enter  into this  Security  Agreement  and grant  Pledgee a security interest in the Series A Note and the Pledged Revenues (as hereinafter defined).

                                    AGREEMENT

         NOW  THEREFORE,  in  consideration  of the  foregoing,  and in order to induce  Pledgee to make the Loan and for other good and valuable  consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor does hereby agree with Pledgee, as follows:

     1. Definitions.

     "Capitalized  Interest  Fund" shall have the meaning given that term in the
Loan Agreement.

     "Chief  Executive  Office  State"  shall  mean the State in which the Chief
Executive Offices of Pledgor are located.

     "Code" shall mean the Uniform  Commercial  Code, as enacted in the State of
Nebraska, as amended.

     "Collateral  State"  shall  mean any  State in which  Collateral  is issued and/or held.

     "Debt  Service  Reserve Fund" shall have the meaning given that term in the
Loan Agreement.

     "Financing  Statement"  shall  have the  meaning  given that term under the
Code.

     "Insurance  Proceeds" shall mean all the proceeds of any insurance policies of Pledgor.

     "Interest" shall have the meaning set forth in the Loan Agreement.

     "Issuer" shall mean The City of Atkinson, Nebraska, as issuer of the Series
A Note.

     "Loan  Documents"  shall mean the Loan  Agreement and any and all ancillary documents necessary to consummate the transactions contemplated thereby.

     "Obligations"  shall mean (a) the aggregate unpaid principal amount of, and accrued  Interest on, the Note;  (b) all other fees and other  amounts  owing by
Pledgor to Pledgee under the Note; and (c) each and all of the  representations, warranties,  covenants,  obligations,  liabilities,  indemnities  and  duties of
Pledgor under the Loan Documents.

     "Pledged  Revenues"  shall mean all revenues  pledged by Issuer pursuant to the Series A Note, which includes Pledged Tax Increment Revenues, PILOT Payments and Liquidated Damages Amount, as such terms are defined in the Loan Agreement.

     "Pledgor  State"  shall mean any State in which  Pledgor is  authorized  or licensed to conduct business.

     "Series A Note" shall mean the Issuer's Tax Increment Revenue Note, Taxable
Series 2007A (NEDAK Ethanol, LLC Plant Project),  dated the date of issuance and delivery thereof,  in the original principal amount of Six Million Eight Hundred
Sixty-Four Thousand Dollars  ($6,864,000.00)  with a debt service coverage ratio of 1.20 to 1.00, and an initial interest rate of 9.5%, and a maturity date on or before December 1, 2021.

     "Senior Lender" shall mean Farm Credit Services of Grand Forks, FCLA, along with its lending  syndicate,  or any  successor  lender under the Senior  Credit
Facility.

     "Senior Credit  Facility"  shall mean that certain Master Credit  Agreement between Borrower and Senior Lender dated as of February 14, 2007.

     2.  Grant of  Security  Interest.  As  security  for the full  payment  and performance of the  Obligations  when due,  Pledgor  hereby grants,  assigns and pledges,  a continuing lien on and security  interest in, and, as a part of such grant,  assignment  and  pledge,  hereby  transfers  and  assigns  to Pledgee as security, all of the following (the "Collateral") whether now owned or hereafter acquired:  (i) the Series A Note and all of Pledgor's right,  title and interest in and to the Series A Note; (ii) all Insurance Proceeds,  subject,  however, to the right of Senior Lender pursuant to the Senior Credit Facility;  (iii) all of
Pledgor's  interest in all  distributions  to which Pledgor shall at any time be entitled in respect of the Series A Note; (iv) all of Pledgor's right, title and interest in and to the Pledged Revenues; (v) the Capitalized Interest Fund; (vi)
the Debt Service  Reserve Fund; and (vii) to the extent not otherwise  included, all proceeds of any or all of the foregoing.

     3. Perfection of Security Interests.

          (a)  Pledgor  authorizes   Pledgee  to  file  a  Financing   Statement
     describing the Collateral.

          (b)  Pledgee  shall  receive,  prior to the  Closing  of the Loan,  an official report from the Secretary of State of each Collateral State, Chief
     Executive  Office State and the Pledgor

     State  indicating  that  Pledgee's  interest is prior to all other security interest or other interests reflected in the report.

     4. Perfection by Possession.  Pledgor shall have possession of the Series A
Note.

     5.  Representations,  Warranties  and Covenants.  Pledgor hereby  covenants with, and represents and warrants to, Pledgee as follows:

          (a) Pledgor will defend Pledgee's right,  title and interest in and to the  Collateral  pledged  by  Pledgor  pursuant  hereto  or in which it has granted a security  interest pursuant hereto against the claims and demands of all other persons.

          (b) Pledgor is the legal  beneficiary of the Series A Note in which it has  granted a security  interest  pursuant  hereto,  free and clear of all claims or security interests of every nature whatsoever, except such as are created pursuant to this Security Agreement,  and has the unqualified right to pledge  and grant a  security  interest  in the same as herein  provided without the consent of any other  person  other than any such  consent that has been obtained.

          (c) The Series A Note have been  validly  acquired  by Pledgor and are duly and validly pledged hereunder. All consents and approvals required for the execution and delivery of this Security  Agreement and the consummation of the  transactions  contemplated  by this  Security  Agreement  have been obtained.

     6. Application of Collateral.  All proceeds of any Collateral now or at any time  hereafter  received or retained by Pledgee  pursuant to the  provisions of this Security Agreement  (including,  without limitation,  any proceeds from the sale of all or any portion of the Series A Note, including all Pledged Revenues, and all  distributions  received  by  Pledgee  in  respect of the Series A Note, including the Pledged Revenues) shall be applied by Pledgee to the Obligations.

     7. Remedies. If an Event of Default shall occur and then be continuing:

          (a) Pledgee may  exercise  all of the rights and remedies of a secured party under the Code.

          (b) Pledgee shall also have the right to, at any time and from time to time,  (i) cause  any or all of the  Series A Note to be  registered  in or transferred  into the name of  Pledgee  or into  the name of a  nominee  or nominees, or designee or designees,  of Pledgee;  and/or (ii) sell, resell, assign and deliver, in its sole discretion, any or all of the Series A Note or any other collateral  security for the Obligations and all right,  title and interest,  claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future  delivery,  and in connection therewith Pledgee may grant options and may impose reasonable
     conditions   such  as  requiring  any  purchaser  to  represent   that  any
     "securities"  constituting  any part of the collateral are being  purchased for  investment  only,  Pledgor  hereby  waiving and  releasing any and all equity or right of  redemption.  If all or any of the Series A Note is sold by Pledgee upon credit or for future delivery,  Pledgee shall not be liable for the  failure of the  purchaser  to purchase or pay for the same and, in the event of any such failure, Pledgee may resell such collateral.

          (c)  Pledgee  may  exercise,  either by itself  or by its  nominee  or designee,  in the name of Pledgor,  all of the rights,  powers and remedies granted  to Pledgee in Section 2 hereof in respect of the Series A Note and may exercise and enforce all of Pledgee's rights and remedies hereunder and under law.

     8. Events of Default.  An "Event of Default"  shall mean each or any of the following:

          (a) if Pledgor  fails to pay any  payment of  principal  due under the
     Note or the Loan Agreement,  together with all accrued and unpaid Interest, if any, which is due under the Note, or declared due and payable whether at maturity or by acceleration; or

          (b) if any  Event  of  Default  under  the  Note  has  occurred  or is occurring; or

          (c) if any Event of Default  under the Loan  Documents has occurred or is occurring; or

          (d) if any Event of Default under this Security Agreement has occurred or is occurring.

     9.  Waivers;  Modifications.  None  of the  terms  and  conditions  of this
Security Agreement may be discharged, changed, waived, modified or varied in any manner unless in a writing duly signed by the parties hereto.

     10.  Remedies  Cumulative.  All rights and remedies  afforded to Pledgee by reason of this Security  Agreement  are separate and  cumulative  remedies,  and shall be in  addition  to all other  rights  and  remedies  in favor of  Pledgee existing at law or in equity or otherwise.  No one of such remedies,  whether or not exercised by Pledgee,  shall be deemed to exclude,  limit,  or prejudice the exercises  of any other  legal or  equitable  remedy or  remedies  available  to
Pledgee.

     11. Notices.  Any demand,  notice or other communication in connection with this Security Agreement will be deemed to be made, given and received:

          (a) if mailed by prepaid registered mail addressed as set forth below, on the day  following  the day on which it was  mailed,  during a period of
     uninterrupted   mail   service,   whether  or  not  the  same  be  returned
     undelivered;

          (b) if delivered or sent by prepaid courier service to the address set forth below,  or  personally  served upon any director,  officer,  servant, employee or partner of the Pledgor or Pledgee, at the time of such delivery or service; or

          (c) if sent prepaid by telefax or other  similar  means of  electronic communication,  to the  number  set  forth  below or where the  Pledgor  or
     Pledgee has such facilities to receive such communication,  provided that a copy thereof is sent on the same day by prepaid  mail,  at the time of such sending.

Until further notice,  notices under this Security  Agreement shall be addressed as follows:

         If to Pledgee:

                  Arbor Bank
                  911 Central Ave.
                  P.O. Box 429
                  Nebraska City, NE 68410-0429
                  Attention:  Jon Wilson
                  Fax:  402.873.3388

         If to Pledgor:

                  NEDAK Ethanol, LLC
                  87590 Hillcrest Road - P.O. Box 391
                  Atkinson, NE 68713
                  Attention:  Jerome Fagerland, President and General Manager
                  Phone:  402.925.5570
                  Fax:  402.336.2478

     12.  Binding  Effect and  Assignments.  This  Security  Agreement  shall be binding upon and inure to the benefit of Pledgor and its successors and assigns.
This Security  Agreement shall be binding upon and shall inure to the benefit of
Pledgee and its successors and assigns.

     13.  Severability.  In case any one or more of the provisions  contained in this Security  Agreement shall be found to be invalid,  illegal or unenforceable in any respect,  the  validity,  legality and  enforceability  of the  remaining provisions  contained  herein  shall  not in any  way be  affected  or  impaired thereby,  and this Security Agreement shall continue in full force and effect in accordance with its remaining terms.

     14. Further  Assurances.  Pledgor agrees to do such further acts and things and to execute and deliver to Pledgee such additional conveyances,  assignments, agreements and  instruments as Pledgee from time to time may reasonably  require or deem  advisable  to carry into effect this  Security  Agreement or to further assure and confirm unto Pledgee its rights, powers and remedies hereunder.

     15. Release.  Pledgee agrees to release its security interest in the Series
A Note upon satisfaction of all of the following conditions precedent:

          (a) that the  documents  to effect such release be prepared by counsel for Pledgor; and

          (b) that (i) the principal  amount of the Note evidencing the Loan and the other Obligations,  shall have been fully paid and satisfied,  and (ii)
     accrued Interest on the Note evidencing the Loan and any costs,  commitment and other fees, expenses and other sums owing to Pledgee as provided in the
     Note, shall have been fully paid; and

          (c) that all costs, fees,  expenses and other sums paid or incurred by or on behalf of Pledgee in exercising any of its rights,  powers,  options, privileges  and  remedies

     hereunder,  including,  without limitation,  reasonable attorneys' fees and disbursements, shall have been fully paid.

If the Series A Note is so released,  Pledgee,  at the request and sole cost and expense  of  Pledgor  made at the time of any such  release,  will  execute  and deliver  to  Pledgor  a  proper  instrument  or  instruments  acknowledging  the satisfaction and termination of this Security  Agreement,  and will duly assign, transfer  and  deliver  without  recourse  and  without  any  representation  or warranty,  express or implied  (except that Pledgee  shall  represent  that such release  has been and is duly  authorized,  that all  necessary  consents to the execution  and delivery  thereof have been obtained and that it has not assigned or encumbered the Collateral), to Pledgor such of the Series A Note as may be in the  possession  of Pledgee and as has not  theretofore  been sold or  otherwise applied or  released  pursuant to this  Security  Agreement,  together  with any moneys at the time held by Pledgee  hereunder  and not applied to the payment of the Obligations.

     16.  Governing  Law.  This  Security  Agreement  shall be  governed  by and construed  and  enforced  in  accordance  with the laws of the State of Nebraska applicable to contracts  entered into and to be performed  entirely  within such
State and  without  regard to the  conflicts  or choice of laws or rules of such
State.

     17.  Interpretation.  All grammatical  changes in gender,  tense and number required to give  meaning to any  provision  herein  shall be deemed to be made.
References to "this Agreement," "hereof," "herein," "hereto" and like references are to this Security  Agreement and not to any  particular  article,  section or other subdivision of this Security Agreement.  The insertion of headings in this
Security  Agreement is for convenience of reference only and will not affect the construction or  interpretation  of this Security  Agreement.  Unless  otherwise specified  herein,  all  statements  of or reference  to dollar  amounts in this
Security Agreement will mean lawful money of the United States of America.

     18.  Counterparts.  This Security  Agreement may be executed in one or more counterparts  each of which  shall be deemed  and  constitute  an  original  and binding agreement.

      [signature page follows; remainder of page intentionally left blank]

                     [signature page to Security Agreement]

         IN WITNESS  WHEREOF,  the parties have duly executed and delivered this
Security Agreement as of the day and year first above written.

                                     PLEDGOR

                                     NEDAK ETHANOL, LLC,
                                     a Nebraska limited liability company
                                     as Borrower

                                     By: /s/ Jerome Fagerland
                                     Name:  Jerome Fagerland
                                     Its:  President and General Manager

                                     PLEDGEE

                                     Arbor Bank,
                                     a Nebraska banking corporation

                                     By: /s/ Jon R. Wilson
                                     Its: Omaha President